WARRANT AGREEMENT


                  WARRANT AGREEMENT dated October 7, 1988, between COMMERCE BANK/HARRISBURG, a Pennsylvania banking corporation (hereinafter called the "Bank") as its own Warrant Agent, and COMMERCE BANCORP, INC., a New Jersey business corporation (hereinafter called "Commerce").

                  WHEREAS, the Bank proposes to issue and sell to Commerce 40,000 shares of a new class of Bank non-cumulative preferred stock, par value $10.00 per share (the "Preferred Stock") and warrants (the "Warrants") to purchase in the aggregate 40,000 shares of the Bank's common stock, par value $6.25 per share (the "Common Stock"); and

                  WHEREAS, the Preferred Stock will be issued as a certificate for Preferred Stock ("Stock Certificate") legended as set forth in Section 4 hereof to indicate that as legended the Warrants will only be redeemable in whole and not in part with the Preferred Stock and that until the Warrants become exercisable they may only be transferred in tandem with the Preferred Stock, and the Warrants will be represented by a Warrant Certificate ("Warrant Certificate") issued hereunder which will also indicate that the Warrants will only be redeemable in whole and in part with the Preferred Stock and that until the Warrants become exercisable they may only be transferred in tandem with the Preferred Stock; and

                  WHEREAS,   the  Bank  desires  to  set  forth  the  terms  and
conditions of the issuance, registration, transfer, exchange, redemption and exercise of Warrants.

                  NOW, THEREFORE, in consideration of the premises and the agreements herein set forth, and intending to be legally bound hereby to Commerce and any of the future holders of the Warrants, the Bank agrees:

                  1.       Warrants and Form of Warrant Certificates.

                           A. The text of the Warrant Certificate and of the
form of election to exercise Warrants and purchase shares of Common Stock thereunder shall be substantially in the form as set forth in Exhibit A attached hereto which text is hereby incorporated in this Agreement by reference as though fully set forth herein.

                           B. Each Warrant shall entitle the registered holder
of the Warrant Certificate representing such Warrant, subject to the provisions of this Agreement, to purchase, upon the exercise thereof, one fully paid and non-assessable share of Common Stock at the Warrant Price specified in Section
9. The per share Warrant Price and the number of shares issuable upon exercise of a Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided.



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                           C. Each Warrant Certificate shall be executed on
behalf of the Bank by the manual signature of the present or any future Chairman of the Board, President or Vice President of the Bank, and attested by the manual signature of the present or any future Secretary or Assistant Secretary of the Bank.

                  2.       Countersignature and Registration.

                           A. The Bank shall maintain a book (the "Warrant
Register") for the transfer and registration of Warrants. The Warrant Certificate shall be issued in registered form only. Until the Warrants become exercisable as provided in this Agreement, the Bank shall initially issue and register the Warrants in the name of the registered holder(s) of the Preferred Stock in such denominations and otherwise in accordance with the written order of the registered owner of the Preferred Stock, signed by the Chairman of the Board, President or any Vice President and the Secretary or Assistant Secretary of the Bank and deliver Warrant Certificates evidencing the same. If and when the Warrants become exercisable as provided in this Agreement, the Bank shall at all times issue and register the Warrants in the Warrant Registry in the name of the registered holder(s) thereof in such denominations and otherwise in accordance with the written order of the registered owner thereof, signed by the Chairman of the Board, President or any Vice President and the Secretary or Assistant Secretary of the Bank and deliver Warrant Certificates evidencing the same. Each Warrant Certificate shall be dated the date of its signature.

                           B. Prior to due presentment for registration of
transfer of any Warrant Certificate, the Bank may deem and treat the person in whose name such Warrant Certificate shall be registered upon the Warrant Register (the "registered holder") as the absolute owner of such Warrant Certificate and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Bank), for the purpose of any exercise thereof, or any distribution to the holder thereof, and for all other purposes, the Bank shall not be affected by any notice to the contrary.

                  3.       Transfers and Exchanges.

                           A. Subject to the provisions of this Agreement
(including specifically, but not limited to, Section 19 hereof) and the provisions of Section 9 of that certain Stock and Warrant Purchase Agreement dated as of April 29, 1988 by and between the Bank and Commerce, the Bank shall transfer, from time to time, any outstanding Warrants upon the Warrant Register, upon presentation of the following: (1) the Warrant Certificate representing the Warrants to be transferred, properly endorsed and accompanied by appropriate instructions for transfer; and (2) payment, in cash or by check, bank draft or postal or express money order payable to the order of the Bank, in United States currency, of an amount equal to any stamp or other tax or government charge required to be paid in connection with the transfer thereof. The proposed transferee of the Warrants shall provide such information and shall execute such other documents as the Bank shall reasonably request in connection with such transfer. Upon any such

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transfer,  a new  Warrant  Certificate  or  Certificates  representing  an equal aggregate number of Warrants shall be issued to the transferee and the surrendered Warrant Certificate shall be cancelled.

                           B. Warrant Certificates may be surrendered to the
Bank, together with a written, request for exchange, and thereupon the Bank shall issue in exchange therefor one or more new Warrant Certificates as requested by the registered holder of the Warrant Certificate or Certificates so surrendered, representing an equal aggregate number of Warrants.

                           C. The Bank shall not be required to effect any
registration of an original issuance transfer or exchange which will result in the issuance of a Warrant Certificate for a fraction of a Warrant.

                           D. No service charge shall be made by any exchange or
registration of transfer of Warrant Certificates.

                  4.       Redemptions and Transfers with Preferred Stock.

                           A. The right to receive Preferred Stock and Warrants
shall be evidenced only by a legended Stock Certificate and Warrant Certificate which, prior to a "change in control" of the Bank (as defined in Section 5 hereof) may be combined, exchanged, redeemed or transferred upon the records of the Bank as transfer agent ("Transfer Agent"), only as a unit, and the right to receive the Warrants may not be split up, combined, redeemed, exchanged or transferred separately from the Preferred Stock. On and after a "change in control" of the Bank shall have occurred, Warrants, subject to the provisions of this Agreement and the provisions of Section 9 of that certain Stock and Warrant Purchase Agreement dated as of April 29, 1988 by and between the Bank and Commerce, may be combined, exchanged, or transferred upon the records of the Bank as Transfer Agent separately from the Preferred Stock and the right to receive the Warrants may be split up, combined, exchanged, or transferred separately from the Preferred Stock; provided, however, that regardless of whether or not a "change in control" of the Bank shall have occurred the Preferred Stock and Warrants may not be redeemed separately. Each such Stock Certificate shall bear a legend in the following form:

                  "Prior to a "change in control" of the Bank (as defined in that certain Warrant Agreement dated October 7, 1988 by and between the Bank and Commerce Bancorp, Inc.), each share of Preferred Stock, par value $10.00 per share ("Preferred Stock"), evidenced hereby may be combined, exchanged, redeemed or transferred only with one Common Stock Purchase Warrant to purchase one share of Common Stock and the right to receive Preferred Stock and warrants may not be split up, combined, exchanged, redeemed or transferred separately. On or after a "change in control" of the Bank shall have occurred Common Stock Purchase Warrants may

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
                  be split up, combined, exchanged or transferred separately from the Preferred Stock; provided, however, that regardless of whether or not a "change in control" of the Bank shall have occurred the Preferred Stock and Common Stock Purchase Warrants may not be redeemed separately." The Bank will give all Warrant holders prompt written notice of when a "change in control" of the Bank has occurred.

                  5.       Duration and Exercise of Warrants.

                           A. Subject to the provisions of this Agreement
(including specifically, but not limited to, Section 19 hereof), each registered holder of one or more Warrants shall have the right to purchase from the Bank (and the Bank shall issue and sell to such registered holder) after a "change in control" of the Bank (as hereinafter defined) shall have occurred and prior to the Expiration Date (as hereinafter defined) the number of shares of Common Stock to which the Warrants represented by such Warrant Certificates are at the time entitled hereunder.

                           B. For purposes of this Agreement, a "change in
control" of the Bank shall have been deemed to conclusively occur when any of the following events shall have occurred without prior written consent of the registered holders of Warrant Certificates representing no less than a majority of the Warrants:

                                (1) a change in at least four members of the
Bank's Board of Directors or the addition of four or more new members to the Bank's Board of Directors or any combination of the foregoing, within any two calendar year period; or

                                (2) a person or group acting in concert as
described in section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than a bank or bank holding company as defined in the Federal Bank Holding Company Act of 1956, as amended) proposes to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Bank which constitutes either (i) more than twenty-five percent of the Bank's outstanding voting shares or more than ten percent of the Bank's outstanding voting shares if immediately after such acquisition no other person will own a greater proportion of the Bank's outstanding voting shares or (ii) more than ten percent of the Bank's outstanding voting shares, if any of the Bank's voting shares are subject to the registration requirements of Section 12 of the Exchange Act.

                                (3) a bank or bank holding company (other than
the Acquirer and its subsidiaries) as defined in the Federal Bank Holding Company Act of 1956, as amended, proposes, either directly or indirectly, (i) to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Bank which constitutes more than five percent of the Bank's outstanding voting shares, (ii) to acquire all or substantially all of the assets of the Bank or
(iii) to merge or consolidate with the

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Bank,  including a merger  through  the  purchase  of assets and  assumption  of liabilities. For purposes of subparagraph (2) of this Section 5B. the term "proposes to hold or acquire" and for purposes of subparagraph (3) of this
Section 5B., the term "proposes, either directly or indirectly, to hold or acquire or to merge" shall mean when a person or group acting in concert has (A) the right to acquire or merge (whether such right is exercisable immediately or only after the passage of time or upon the receipt of such regulatory approvals as is required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise or conversion of rights, exchange rights, warrants or options or otherwise; (B) commenced tender or exchange offer with respect to the voting shares of the Bank or securities convertible or exchangeable into voting shares of the Bank; or (C) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that such person or group acting in concert, shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities arises solely from a revocable proxy either (i) given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is not also then reportable on Schedule 13D under the Exchange Act or any comparable or successor report or (ii) given in response to a proxy or consent solicitation made in connection with the Bank's annual meeting of shareholders and in which the only matter to be voted on is the election of the Bank's Board of Directors.

                           C. The Warrants may be exercised in accordance with
their terms at any time after a "change in control" of the Bank shall have occurred and will expire unless sooner redeemed as provided in Section 9 hereof, at 5:00 p.m. New York time on October 7, 2008 (the "Expiration Date"). Each Warrant not exercised during said period shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the end of such period.

                           D. Subject to the provisions of this Agreement
(including specifically, but not limited to, Section 19 hereof), each registered holder of Warrants shall have the right to purchase from the Bank (and the Bank shall issue and sell to such registered holder of Warrants) the whole number of fully paid and non-assessable shares of Common Stock specified in such Warrants (subject to adjustment as provided in this Agreement), free of all preemptive rights of stockholders, upon surrender to the Bank at its principal office in the Township of East Pennsboro, Pennsylvania of the certificate representing such Warrant, with the form of election to purchase duly filed in and signed, and upon payment to the Bank of the full Warrant Price, determined in accordance with the provisions of Section 9 of this Agreement, for each share of Common Stock as to which the Warrant is exercised. Payment of such Warrant Price shall be made in either (i) cash, or by check, bank draft or postal or express money order, payable in United States currency, to the order of the Bank or (ii) certificates representing shares of Preferred Stock which will be valued at the greater of $25 per share or such other price per share as is mutually agreed to between the Bank and the registered holder of the Warrant which is being exercised or (iii) any combination of cash and shares of Preferred Stock valued as provided

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



in clause (ii), at the principal office of the Bank. Upon such surrender of Warrant Certificates and payment of the Warrant Price as aforesaid, the Bank shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants subject to Section 10 of this Agreement in respect to any fraction of a share of Common Stock otherwise issuable upon the surrender.

                           E. Certificate or certificates representing shares of
Common Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares as of the date of the surrender of such Warrants and payment of the Warrant Price; provided, however, that if, at the date of surrender of such Warrants and payment of the Warrant Price, the transfer books for the Common Stock or other class of stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Bank shall be under no duty to deliver any certificate for such shares and any person named in such certificate shall not be deemed to have become a holder of record of such shares.

                           F. The rights of purchase represented by the Warrants
shall be exercisable, at the election of the registered holders thereof, either as an entirety or from time to time for part only (in whole shares) of the number of shares of Common Stock specified therein and, in the event that any Warrant is exercised in respect of less than all the shares specified therein at any time after a "change in control" of the Bank shall have occurred and prior to the Expiration Date, a new Warrant Certificate or Certificates will be issued to such registered holder for the remaining number of shares specified in the Warrant Certificates so surrendered.

                           G. The required to be reserved require, in the
opinion state law or applicable Bank covenants that if any Common Stock for purposes of exercise of Warrants of its counsel, under any Federal or governing rule or regulation of any national securities exchange or automated quotation system, registration with or approval of any governmental authority, or listing on any such national securities exchange or automated quotation system before such shares may be issued upon exercise, the Bank will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed on the relevant national securities exchange or automated quotation system, as the case may be.

                  6. Payment of Taxes. The Bank will pay all documentary stamp taxes attributable to the initial issuance of shares of Common Stock issuable upon the exercise of Warrants.

                  7. Mutilated or Missing Warrants. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Bank shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and

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
substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Bank of such loss, theft or destruction of such Warrant Certificate.

                  8. Reservation of Common Stock, etc. There has been reserved, and the Bank shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the Transfer Agent (if other than the Bank) for the Common Stock and every subsequent Transfer Agent for any shares of the Bank's capital stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Bank will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent Transfer Agent for any shares of the Bank's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. All Warrant Certificates surrendered in the exercise of the rights thereby evidenced shall be cancelled and such cancelled Warrant Certificates, with the forms of election to purchase on the reverse side thereof duly filled in an signed, shall constitute sufficient evidence of the number of shares of Common Stock which have been issued upon the exercise of such warrants.

                  9. Warrant Price; Adjustments; Redemption.

                           A. The Warrant Price at which Common Stock shall be
purchasable upon exercise of warrants shall be, from the date a "change in control" of the Bank shall have occurred until the Expiration Date, $25.00 per share of Common Stock, or if adjusted or changed as provided in this Section, shall be such price as so adjusted or changed ("Warrant Price").

                           B. The Warrant Price and the number of shares
issuable upon exercise or redemption of the Warrants shall be subject to adjustments as follows:

                                (1) In case the Bank shall (i) pay a dividend in
Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of Common Stock or (iv) issue, by reclassification of its Common Stock, other securities of the Bank (including any such reclassification in connection with a consolidation or merger in which the Bank is the surviving corporation), the number of ,shares of Common Stock purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the holder of each Warrant shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Bank which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this subparagraph (1) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever any event listed above shall occur.

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

                                (2) In case the Bank shall issue rights, options
or warrants to all holders of its outstanding Common Stock, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in subparagraph (7) below), the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus, the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of Shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which could be purchased at the current market price per share of Common Stock at such record date with: (i) the aggregate purchase price of the total number of shares of Common Stock so offered for subscription or purchase, plus (ii) any consideration received by the Bank for such rights, options or warrants. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determi nation of stockholders entitled to receive such rights, options or warrants.

                                (3) In case the Bank shall distribute to all
holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Bank is the continuing corporation) evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in subparagraph (1) above or in the paragraph immediately following this paragraph) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in and subparagraph (2) above), then in each case the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in subparagraph (7) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair market value of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                                In the event of a distribution by the Bank to
all holders of its shares of Common Stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant, the holder of each Warrant, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Bank, such subsidiary or both, as the Bank shall

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
determine, the stock or other securities to which such holder would have been entitled if such holder had exercised such Warrants immediately prior thereto, all subject to further adjustment as provided in this section 9; provided, however, that no adjustment in respect of cash dividends or interest on such stock or other securities shall be made during the term of a Warrant or upon the exercise of a Warrant.

                                (4) In case the Bank shall issue shares of
Common Stock (excluding shares issued (i) in any of the transactions described in subparagraph (1) above, (ii) upon conversion or exchange of other securities convertible into or exchangeable for shares of Common Stock, (iii) to the Bank's employees under bona fide stock option or employee benefit plans or incentive arrangements adopted or approved by the Bank's Board of Directors, if such shares would otherwise be included in this subparagraph (4) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date hereof, shall not exceed 10% of the Bank's shares of Common Stock outstanding at the time of any issuance), (iv) upon exercise of the Warrants or the warrants or options issued prior to the date hereof, or (v) as consideration to shareholders of another corporation when any such corporation is acquired, merged into or becomes part of the Bank or a subsidiary of the Bank in n arm's length transaction between the Bank and an unaffiliated third party in proportion to their stockholdings of such corporation immediately prior to such transaction, upon such transaction), for a consideration per share less than the current market price per share (as defined in subparagraph (7) below) on the date the Bank fixes the offering price of such additional shares, then in each case the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable by a fraction, of which the numerator shall be the number 'of shares of Common Stock outstanding immediately after the issuance of such additional shares, and of which the denominator shall be the total number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate consideration received (determined as provided in subparagraph (6) below) for the issuance of such additional shares would purchase at such then current market price per share of Common Stock. Such adjustment shall be made successively whenever such an issuance is made.

                                (5) In case the Bank shall issue any securities
convertible into or exchangeable for its shares of Common Stock (excluding securities; issued in transactions described above) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities (determined as provided in subparagraph (6) below) less than the current market price per share (as defined in subparagraph (7) below) in effect immediately prior to the issuance of such securities, then in each case the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the maximum number of shares of Common Stock of the Bank deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate, and of which the denominator shall be the number of shares of Common

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

Stock outstanding immediately prior to the issuance of such securities plus the number of shares of Common Stock which the aggregate consideration received or to be received (determined as provided in subparagraph (6) below) for such securities would purchase at such then current market price per share of Common Stock. Such adjustment shall be made successively whenever such an issuance is made.

                           (6) For purposes of any computation respecting
consideration received pursuant to subparagraphs (4) and (5) above, the following shall apply:

                                (i) in the case of the issuance of shares of
Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Bank for any underwriting of the issue or otherwise in connection therewith;

                                (ii) in the case of the issuance of shares of
Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof; and

                                (iii) in the case of the issuance of securities
convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Bank for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Bank upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this subparagraph (6)).

                           (7) For the purpose of any computation under
subparagraphs (2), (3), (4) and (5) of this Section 9, the then current market price per share of Common Stock at any date shall be the average of the daily closing prices for twenty consecutive trading days commencing five trading days before the date of such computation. The daily closing price shall be the last such reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the shares of Common Stock in the over-the-counter market as reported by NASDAQ or the last sale price of the shares of Common Stock as quoted in the NASDAQ National Market System or any comparable system, or if not approved for quotation on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Bank for that purpose.

                           (8) Whenever the number of shares of Common Stock
purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Price payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price

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



immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock purchasable immediately thereafter.

                           (9) No adjustment in the number of Shares of Common
Stock purchasable upon the exercise of each Warrant need be made under subparagraphs (2) and (3) if the Bank issues or distributes to each holder of Warrants the rights, options, warrants or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those subparagraphs which each holder of Warrants would have been entitled to receive had the Warrants been exercised immediately prior to the happening of such event or the record date with respect thereto. No adjustment need be made for a change in the par value of the shares of Common Stock.

                           (10) No adjustment in the number of shares of Common
Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Common Stock purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this subparagraph (10) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                           (11) If any capital reorganization or
reclassification of the capital stock of the Bank, or consolidation or merger of the Bank with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of each Warrant then outstanding shall thereafter have the right to purchase and receive on exercise of such Warrant upon the basis and upon the terms and conditions specified in this Agreement and in lieu of the shares of the Common fore purchasable and Warrant, such shares Stock of the Bank immediately thereto receivable upon the exercise of such of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of such Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the registered holders of the Warrants to the end that the provisions of this Agreement (including, without limitation, provision for adjustment of the Warrant Price or the Redemption Price (as hereinafter defined), and of the number of shares issuable upon the exercise of Warrants) shall thereafter be applicable as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrants. The Bank shall not effect any such consolidation, merger or sale, unless, prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Bank) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.

                           C. The Bank shall have the option to redeem all but
not less than all of the Warrants at any time in accordance with the provisions of this Paragraph C, on or after January 1, 1990 until the Expiration Date at a redemption price equal to the positive difference, if any, between the "current market price" of the Common Stock (as defined in subparagraph B.(7) hereof) and the Warrant Price ("Redemption Price") or, if adjusted as provided in paragraph D of this Section 9, such price as so adjusted. The Warrants may not be redeemed by the Bank prior to January 1, 1990. The Warrants may not be redeemed except in conjunction with the redemption of all of the Preferred Stock. For the purpose of this paragraph C, the following provisions, inclusive, shall also be applicable:

                                (1) The election of the Bank to redeem Warrants
shall be evidenced by a resolution of the Bank's Board of Directors, certified by the Secretary or any Assistant Secretary of the Bank. Such resolution shall specify that all of the Warrants are to be redeemed and the date on which the Warrants are to be redeemed (such date being hereinafter called the "Redemption Date"). The Bank may not elect to redeem less than all Warrants then outstanding. The Redemption Date shall in all cases correspond to the redemption date for the Preferred Stock.

                                (2) The Bank shall together with the redemption
notice for the Preferred Stock, not less than thirty days nor more than sixty days prior to the Redemption Date, mail a copy of the Notice of Redemption by first class mail, postage prepaid, to each registered holder of a Warrant. The notice shall provide:

                                (i) the Redemption Date;

                                (ii) the Redemption Price;

                                (iii) that all then outstanding Warrants are to
be redeemed,

                                (iv) that on the Redemption Date the Redemption
Price will become due and payable upon presentation and surrender of the Warrant Certificates evidencing such Warrants,

                                (v) the Warrant Price then in effect and the
date on which the right to exercise such Warrants will expire (assuming the Warrants are then exercisable),the Redemption Date, the Redemption Price, that all then outstanding Warrants,

                                (vi) assuming the Warrants are then exercisable,
that the Warrants called for redemption may nonetheless be exercised prior to the close of business on the fifth business day prior to the Redemption Date and that the Bank has the right, in its discretion, to permit Warrants to be exercised after the close of business on that date but before the close of business on the Redemption Date, and

                                (vii) the place where the Warrants are to be
surrendered against payment of the Redemption Price.

                           (3) On or prior to any Redemption Date, the Bank
shall deposit in a special account, an amount in legal tender of the United States of America for public and private debts, sufficient to pay the Redemption Price of all Warrants.

                           (4) Notice of Redemption having been mailed as
hereinbefore provided and the Bank having prior to the Redemption Date deposited for that purpose an amount in cash sufficient to redeem all the Warrants, which shall not have been exercised prior to the close of business on the fifth business day prior to the Redemption Date, or such later date as the Bank, in its discretion, permits, shall become null and void and the holders thereof shall have no rights with respect thereto other than the right to receive the Redemption Price.

                           (5) In the event any Warrant shall not be so paid
upon presentation and surrender thereof for redemption, such Warrant shall, until paid, bear interest from the Redemption Date at the rate of 11% per annum commencing 30 days after the Redemption Date or (if later) 30 days after the presentation and surrender of the Warrant for redemption.

                           (6) In the event any Warrants called for redemption
are exercised prior to the close of business on the fifth business day prior to the Redemption Date (assuming the Warrants are then exercisable), or such later date as the Bank, in its discretion, permits, any monies which shall have been deposited for redemption of Warrants and which are not required for that purpose by reason of such exercise shall be promptly repaid to the Bank.

                      D. In the event of any adjustments (or readjustments) of the Warrant Price pursuant to the provisions of paragraph B of this Section 9, the Redemption Price shall be adjusted to a price (rounded to the nearest whole cent) calculated by dividing the product of (1) the Redemption Price in effect immediately prior to such adjustment of the Warrant Price and (2) the Warrant Price in effect as a result of such adjustment, by the Warrant Price in effect immediately prior to such adjustment.

                      E. Irrespective of any adjustments or changes of the Warrant Price or adjustments in the Redemption Price or the number or kind of securities issuable upon exercise of Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same Warrant Price, Redemption Price (if stated), and number of shares of Common Stock as are stated in the similar Warrant Certificates previously issued.

                      F. Whenever there is an adjustment in the Warrant Price and the Redemption Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section 9, the Bank shall
(a) issue a certificate signed by the Chairman of the Board, President or a Vice President of the Bank and by, the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Bank, showing in detail the facts requiring such adjustment and the Warrant Price and the Redemption Price, and number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (b) cause a notice stating that such adjustment has been effected and stating the Warrant Price and the Redemption Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be sent by First Class mail, postage prepaid, to each registered holder of a Warrant Certificate at his address as it appears on the Warrant Register.

                      G. The Warrant Price shall not be adjusted or changed and the Redemption Price and the number of shares issuable upon exercise of a Warrant shall not be adjusted except in the manner and only upon the occurrence of the event heretofore specifically referred to in this Section 9.

                  10. Fractional Interests.

                      A. The Bank shall not be required to issue fractions of shares of Common Stock on the exercise of Warrants as heretofore provided. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Bank will (i) if the fraction of a share otherwise issuable is equal to or less than one-half, round-down and issue to the registered holder only the whole number of shares of Common Stock to which the registered holder is entitled or (ii) if the fraction of a share otherwise issuable is greater than one-half, round-up and issue to the registered holder one additional shares of Common Stock in addition to the largest whole number of shares of Common Stock to which the registered holder is otherwise entitled.

                      B. If the Bank redeems any of the Warrants as heretofore provided and the Warrants provide for the issuance of a fractional share of Common Stock, the Bank shall pay to the registered holder only the product of
(i) the largest whole number of shares of Common Stock to which the registered holder is otherwise entitled and (ii) the Redemption Price then in effect.

                  11. Rights of Warrant Holders as Stockholders.

                  Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the registered holders thereof the-right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of Directors of the Bank or any other matter, or any rights whatsoever as stockholders of the Bank.

                  12. Inspection of this Agreement. The Bank shall keep copies of this Agreement available for inspection by registered holders of Warrant Certificates during normal business hours at its principal office in the Township of Pennsboro, Pennsylvania.

                  13.  Notices.

                      A. Any notice pursuant to this Agreement to be given by the registered holder of any Warrant to the Bank shall be sufficiently given or made if sent by first- class mail, postage prepaid, addressed (until another address is designated in writing by the Bank) as follows:

                           Commerce Bank/Harrisburg
                           Erford Road and Senate Avenue
                           East Pennsboro Township
                           Camp Hill, PA 17011
                           Attn: President

                  14. Supplements and Amendments. The Bank may, from time to time, by supplemental agreement or amendment make any changes or corrections in this Agreement without the approval of any of the registered holders of Warrants
(i) that they shall deem appropriate to cure any ambiguity or to correct or supplement any defective or inconsistent provision of manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not in either case adversely affect the rights, privileges or immunities of the registered holders of Warrant Certificates; but this Agreement shall not otherwise be modified, supplemented or altered in any respect (except to extend the Expiration Date) except with the consent in writing of the registered holders of Warrant Certificates representing not less than a majority of the Warrants outstanding.

                      15. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Bank shall bind and inure to the benefit of their respective successors and assigns hereunder.

                      16. Termination. This Agreement shall terminate as of the close of business on October 7, 2008 or such earlier date upon which all Warrants have been exercised.

                      17. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth.

                      18. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Bank, and the registered holders of the Warrants, any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Bank and the registered holders of the Warrants.

                      19. Violation of Laws or Regulations: Conditions on Exercise of Warrant.

                           A. Nothing contained herein shall be deemed to
require the Bank, or the registered holders of the Warrants to violate any federal, state or local laws or regulations in the performance of this Agreement.

                           B. A Warrant is not exercisable until all the
following events occur and during the following periods of time:

                                (1) Until such Warrant and the Common Stock to
be issued upon the exercise of such Warrant are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Bank may deem necessary or desirable;

                                (2) During any period of time in which the Bank
deems that the exercisability of a Warrant, the offer to sell the Common Stock issued upon exercise of such Warrant, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or require the Bank or any class of its securities, or the transaction, to be registered under any such rule, regulation or law, or may cause the Bank to be legally obligated to issue or sell more shares than the Bank is legally entitled to issue or sell.

                  20. Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

(SEAL)                                               COMMERCE BANK/HARRISBURG


Attest: /s/ Howell C. Mette                          BY: /s/ James Gibson
       -----------------------                           -----------------
            Howell C. Mette,                                James Gibson,
         Secretary                                          President


(SEAL)                                               COMMERCE BANCORP, INC.


Attest: /s/ Peter Musumeci                           BY: Vernon W. Hill, II
       -----------------------                           -------------------
           Peter Musumeci,                                  Vernon W. Hill, II,
          Asst. Secretary                                    President

COMMONWEALTH OF PENNSYLVANIA       :
                                   :        ss.
COUNTY OF                          :


         On this day of , 1988, before me, the undersigned officer, personally appeared James Gibson, who acknowledged himself to be the President of Commerce Bank/Harrisburg, a Pennsylvania banking corporation, and that he as such, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                     ------------------------
                                                     Notary Public

                                                     My Commission Expires:

Warrant Number          1                     Shares Deliverable Upon Exercise
                                                       40,000

                                                   Registered Holder
                                                 Commerce Bancorp, Inc.


THIS WARRANT WILL BE VOID IF NOT EXERCISED ON OR PRIOR TO 5:00 P.M., NEW YORK TIME, ON OCTOBER 7, 2008, OR, IF SOONER CALLED FOR REDEMPTION IF NOT EXERCISED ON OR PRIOR TO THE CLOSE OF BUSINESS ON THE FIFTH BUSINESS DAY PRIOR TO THE DATE FIXED FOR REDEMPTION, UNLESS BANK, IN ITS DISCRETION, PERMITS EXERCISE AT A LATER DATE.

PRIOR TO A "CHANGE  IN  CONTROL"  OF THE BANK,  AS SUCH TERM IS  DEFINED  IN THE
WARRANT AGREEMENT REFERRED TO HEREIN, EACH COMMON STOCK PURCHASE WARRANT EVIDENCED HEREBY MAY BE COMBINED, EXCHANGED, REDEEMED OR TRANSFERRED ONLY WITH ONE SHARE OF BANK PREFERRED STOCK, PAR VALUE $10.00 PER SHARE, AND THE RIGHT TO RECEIVE WARRANTS AND PREFERRED STOCK MAY NOT BE SPLIT UP, COMBINED, EXCHANGED, REDEEMED OR TRANSFERRED SEPARATELY. ON OR AFTER A "CHANGE IN CONTROL" OF THE BANK SHALL HAVE OCCURRED, COMMON STOCK PURCHASE WARRANTS EVIDENCED HEREBY MAY BE SPLIT UP, COMBINED, EXCHANGED OR TRANSFERRED SEPARATELY FROM THE PREFERRED STOCK; PROVIDED, HOWEVER, THAT REGARDLESS OF WHETHER OR NOT A "CHANGE IN CONTROL" OF THE BANK SHALL HAVE OCCURRED THE PREFERRED STOCK AND COMMON STOCK PURCHASE WARRANTS EVIDENCED HEREBY MAY NOT BE REDEEMED SEPARATELY.

THIS WARRANT MAY ONLY BE EXERCISED AFTER A "CHANGE IN CONTROL" OF THE BANK HAS OCCURRED.

                            COMMERCE BANK/HARRISBURG

                          Common Stock Purchase Warrant

         THIS CERTIFIES that, for value received, Commerce Bank/ Harrisburg, a Pennsylvania banking corporation (hereinafter called the "Bank"), will, upon the surrender of this Warrant to the Bank at its principal office in the Township of East Pennsboro, Pennsylvania, provided, and only if, this Warrant shall be so surrendered after a "change in control" of the Bank shall have occurred (as such term is defined in the Warrant Agreement) and on or prior to 5:00 p.m., New York time, on October 7, 2008, sell and deliver, or cause to be sold or delivered, to the registered holder or registered assigns, the above number of fully paid and nonassessable shares of the Bank's Common Stock, par value $6.25 per share ("Common Stock"), evidenced by a certificate therefor and upon payment of the full warrant price for the number of whole shares of Common Stock issuable upon exercise of this Warrant; provided, however, that as set forth in the Warrant Agreement, the Bank has the right, at any time prior to the exercise hereof, to redeem this

Warrant in whole only, and not in part, from January 1, 1990, until 5:00 p.m., New York time, on October 7, 2008, for the Redemption Price set forth in the Warrant Agreement for each share of Common Stock then issuable, upon the exercise of this Warrant. This Warrant may not be redeemed by the Bank prior to January 1, 1990.

         Under certain conditions set forth in paragraph B of Section 9 of said Warrant Agreement, the number of shares of the Common Stock purchasable upon the exercise of this Warrant may be increased or reduced and the warrant price and the price at which this Warrant may be redeemed may be adjusted or securities other than shares of said Common Stock may become purchasable in lieu thereof upon the exercise of this Warrant.

         Subject to adjustment and change as aforesaid, the warrant price at which said Common Stock shall be purchasable upon the exercise of Warrants shall be $25.00 per share of Common stock. As provided in the Warrant Agreement, the warrant price is payable upon the exercise of this Warrant, either in (i) cash, or by check, bank draft or postal or express money order, payable in United States dollars, to the order of the Bank, or (ii) certificates representing shares of Preferred Stock which will be valued at the greater of $25 per share or such other price per share as is mutually agreed to between the Bank and the registered holder of the Warrant which is being exercised or (iii) any combination of cash and shares of Preferred Stock valued as provided in clause
(ii), at the principal office of the Bank.

         The right of purchase represented by this Warrant is exercisable as an entirety or from time to time in part only.

         Upon the exercise of this Warrant the form of election to purchase must be duly executed and the accompanying instructions for the registration and delivery of Common Stock must be completed.

         This Warrant is issued under and the rights represented hereby are subject to the terms and provisions contained in the Warrant Agreement, dated October 7, 1988, of the Bank all terms and provisions of which the registered holder of this Warrant, by acceptance hereof, assents. Reference is hereby made to said Warrant Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof, and the rights and obligations of the corporation thereunder. Copies of said Warrant Agreement are on file at the principal office of the Bank in the Township of East Pennsboro, Pennsylvania.

         The Bank shall not be required upon the exercise of this Warrant to issue fractions of shares, but shall, as provided in Section 10 of the Warrant Agreement, (i) if the fraction of a share otherwise issuable is equal to or less than one-half, round-down and issue only the largest whole number of shares of Common stock to which the warrantholder is entitled of (ii) if the fraction of a share otherwise issuable is greater than one-half, round-up and issue an additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the warrantholder is otherwise entitled.

         In the event that this Warrant shall not be exercised on or prior to 5:00 p.m., New York time, on October 7, 2008, or if sooner called for redemption, as provided in said Warrant Agree ment, before the close of business on the fifth business day prior to the date fixed for redemption, unless the Bank, in its discretion, permits exercise at a later date, this Warrant shall become void and all the registered holder's rights hereunder shall cease.

         This Warrant is transferable at the principal office of the Bank in the Township of East Pennsboro, Pennsylvania by the registered holder hereof in person or by attorney duly authorized in writing, but only in the manner and subject to the limitations provided in said Warrant Agreement and upon surrender of this Warrant with the form of assignment on the reverse side hereof duly completed and executed. This Warrant is transferable from time to time in whole or in part. Upon any such transfer, one or more new Warrant Certificates representing the right to purchase an equal aggregate number of shares of Common Stock will be issued to the transferee(s) in exchange for this Warrant.

         If this Warrant shall be surrendered for exercise within any period during which the transfer books for the Common Stock or other class of stock purchasable upon the exercise of this Warrant are closed for any purpose, the Bank shall not be required to make delivery of certificates for shares purchasable upon such exercise until the date of the reopening of said transfer books.

         IN WITNESS WHEREOF, Commerce Bank/Harrisburg has caused this Warrant to be signed manually by its President or one of its Vice Presidents and by its Treasurer or its Secretary, and its corporate seal to be affixed hereunto or imprinted hereon.

Dated: October 7, 1988

                                  COMMERCE BANK/HARRISBURG


(SEAL)                            BY: /s/ James Gibson
                                         James Gibson, President


                                  ATTEST: /s/ Howell C. Mette
                                         --------------------
                                                 Howell C. Mette, Secretary

                         [FORM OF ELECTION TO PURCHASE)

TO:      COMMERCE BANK/HARRISBURG

c/o      Erford Road and Senate Avenue
         East Pennsboro Township
         Camp Hill, PA 17011

         The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate, and to purchase the Common Stock issuable upon the exercise of such Warrants, and requests that certificates for such shares be issued in the name of


      ____________________________________________________________________
                                     (Name)

      ____________________________________________________________________
                          (Address including Zip Code)

      ____________________________________________________________________
                  (Social Security or other identifying number)

      and be delivered to ________________________________________________
                                     (Name)

      at__________________________________________________________________
                          (Address including Zip Code)

and, if said number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of and delivered to, the undersigned at the address stated below.

         The undersigned hereby delivers to the Bank an opinion of counsel, that the proposed exercise of this Warrant does not violate applicable securities laws or require registration under any such laws of the Bank, any class of its securities or the transaction. The undersigned acknowledges that the counsel rendering the opinion and the form and substance of the opinion must be satisfactory to the Bank.

Dated:              , 19
      --------------

                                 Name of Warrantholder:
                                 Address (including Zip Code):

                                 _________________________________

                                 _________________________________

                                 _________________________________

                                 Signature:_______________________

                                   ASSIGNMENT

         For value received hereby sell, assign and transfer unto the Warrants represented by this Warrant Certificate, together with all right, title and interest therein, and do hereby irrevocably constitute and appoint attorney, to transfer this Warrant Certificate on the books of the Bank, with full power of substitution.

         The undersigned hereby delivers to Bank an opinion of counsel, reasonably acceptable to Bank, that the proposed assignment of these Warrants does not violate applicable securities laws.

Dated:              , 19
      --------------


                                 Signature:_______________________